                                                                    EXHIBIT 10.1

                 SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

         THIS SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE ("Agreement") is entered into this 23rd day of December, 2004 ("Effective Date") by and between Commerce Energy Group, Inc. ("Commerce") and Commonwealth Energy Corporation ("Commonwealth"), and Ian Carter, Brad Gates and Robert Perkins (the "Commonwealth Directors") (collectively, the "Commerce Parties"), on the one hand, and Joseph P. Saline ("Saline"), Patricia E. Saline ("Mrs. Saline"), and Joseph Ogundiji, individually and as Trustee of the Ogundiji Family Holdings Trust ("Ogundiji") (collectively, the "Saline Parties"), on the other hand. Commerce, Commonwealth, the Commonwealth Directors, Saline, Mrs. Saline and Ogundiji shall collectively be referred to herein as "the Parties."

                                 R E C I T A L S

         THIS AGREEMENT is made with respect to the following facts:

         A. For a period prior to the Effective Date, Saline was a director of Commonwealth.

         B. Saline claims to have owned shares of preferred stock of Commonwealth, which he has since purported to convert to 704,000 common shares of Commerce ("Saline Shares").

         C. Ogundiji claims to have owned preferred shares of stock of Commonwealth, which he has since purported to convert to 160,000 common shares of

Commerce ("Ogundiji Shares"). The Commerce Parties dispute the number of the Ogundiji shares.

         D. On August 16, 2001, Saline filed a Petition to Enforce Corporate Director's Inspection Rights Under Corporations Code Section 1602 in the Superior Court of the State of California, County of Orange, as Case No. 01CC10657, in which Saline sought inter alia an alleged unconditional right to inspect and copy all documents and records of Commonwealth (the "Inspection Action"). Thereafter, Commonwealth filed its Cross-Petition for Breach of Contract, Breach of Fiduciary Duty, Violation of Penal Code Section 632, Libel, Intentional Inducement to Breach of Contract, and Violation of Business & Professions Code Section 17200, as amended, in the Inspection Action. By the Cross-Petition, Commonwealth, and intervening cross-petitioners Ian Carter, Brad Gates and Robert Perkins, sought damages against Saline for, inter alia, his alleged illegal tape recording of board meetings and alleged libel of Commonwealth in statements made in proxy solicitation materials (the "Inspection Cross-Action").

         E. On October 29, 2001, Saline commenced an action against Commonwealth in the Superior Court of the State of California, County of Orange, as Case No. 01CC13887. On November 5, 2001, Saline filed his First Amended Complaint for Breach of Contract, Conversion, Declaratory Relief, Promissory Estoppel, Unlawful Denial of Voting Rights Pursuant to Corporations Code Section 709, Illegal Stock Dividend in Violation of Corporations Code Section 25120 and Violation of Business and Professions Code section 17200, et seq. (the "Shares Action"). By the Shares Action, Saline sought inter alia recognition of the alleged validity of the Saline Shares. On December 6, 2001, Commonwealth filed its Cross-

Complaint for Declaratory Relief in the Shares Action (the "Shares Cross-Action"). The Shares Action, the Shares Cross-Action, the Inspection Action and the Inspection Cross-Action were eventually consolidated by the Court.

         F. On February 14, 2003, Commonwealth filed its Complaint for Declaratory Relief against Ogundiji in the Superior Court of the State of California, County of Orange, as Case No. 03CC03409 (the "Declaratory Relief Action"). The Declaratory Relief Action challenges the validity of the Ogundiji Shares. Thereafter, Ogundiji filed a Cross-Complaint seeking inter alia damages for claims similar to those alleged by Saline in the Shares Action (the "Declaratory Relief Cross-Action").

         G. On April 19, 2004, Saline and Ogundiji filed a complaint to inter alia set an annual shareholder meeting and for the appointment of an independent election inspector in the Superior Court of the State of California, County of Orange, as Case No. 04CC05038 (the "Shareholder Meeting Action"). As part of the Shareholder Meeting Action, Saline and Ogundiji objected to a proposed reorganization of Commonwealth, claiming that inter alia a merger between Commonwealth and CEGI Acquisition Corp. (the "Merger") constituted a breach of Commonwealth's directors' fiduciary duties owed to Saline, Ogundiji and other shareholders. The Shareholder Meeting Action names the Commerce parties and various of their officers and/or directors as defendants ("Other Director Defendants").

         H. Saline has also filed a Complaint against Ian Carter individually in the Superior Court of the State of California, County of Orange, as Case No. 04CC09285 (the "Carter Action"). The Carter Action alleges that Ian Carter wrongfully and tortiously acted to cause Commonwealth to declare the Saline Shares invalid.

         I. The above-referenced lawsuits have spawned several appeals and writ petitions, three of which appeals are currently pending, Appeal Case Nos. G031829, G033177 and G033699 (the "Appeals").

         J. Saline and Ogundiji have threatened to file various additional actions against the Commerce Parties and their officers and directors, including but not limited to: (1) a derivative action against Ian Carter, and/or the Commerce Parties, and/or the Other Director Defendants, and/or other officers and directors of the Commerce Parties, based upon actions taken by Ian Carter prior to the Effective Date and/or for actions taken or to be taken by Robert Perkins and/or other officers and directors, including the Other Director Defendants, with respect to Ian Carter and his separation from Commonwealth and/or Commerce, some of the basis of which are set forth in various letters from counsel for Saline and Ogundiji to counsel for the Commerce Parties and/or emails from Saline to the Commerce Parties and/or their officers and directors (all collectively the "Threatened Derivative Actions"); and (2) a federal securities lawsuit against the Commerce Parties and/or their officers and directors, including the Other Director Defendants, with respect to, among other things, statements made in proxy solicitation materials relating to the Merger, a draft copy of which complaint was sent to counsel for the Commerce Parties by counsel for Saline and Ogundiji on November 23, 2004 (the "Threatened Federal Securities Action").

         K. The Inspection Action, Inspection Cross-Action, Shares Action, Shares Cross-Action, Shareholder Meeting Action, Declaratory Relief Action, Declaratory Relief Cross-Action, Carter Action, the Appeals, the Threatened Derivative Actions and the Threatened Federal Securities Action shall collectively be referred to herein as the "Actions."

         L. The Parties desire to resolve the Actions and all appeals therefrom, mutually release all past and present claims the Parties on each side of the various disputes have or may have against any and all of the Parties on the other side, and to enter into a complete, final and binding settlement.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the foregoing Recitals and pursuant to the covenants, terms and conditions hereinafter, the Parties agree as follows:

         1.       Incorporation of Recitals.

                  The foregoing Recitals are incorporated herein by reference.

         2.       Effective Date.

                  This Agreement shall be deemed effective and binding on the Parties when this Agreement has been fully executed by all Parties and delivered by the Parties to counsel for each respective side (the "Effective Date"). As of the Effective Date, the Parties shall be bound and obligated to perform all duties imposed under this Agreement and shall be entitled to all benefits and entitlements conferred under this Agreement.

         3.       Payment by Commonwealth / Confirmation of Share Ownership.

                  In full settlement of all claims made by, on behalf of, or held but as yet unasserted by Saline, Mrs. Saline and Ogundiji, against any and all of the Commerce Parties, the Parties agree to the following:

                  3.1 Commonwealth will pay to Saline One Million Two Hundred Thousand Dollars ($1,200,000) (the "Settlement Sum") via wire transfer to the Enterprise Counsel Group's client trust account payable within five (5) days after the Effective Date.

                  3.2 The Commerce Parties acknowledge and agree that Saline is the owner of the Saline Shares (defined above), and that such shares are valid. Saline shall surrender to Commerce within five days after the Effective Date of this Agreement the share certificates he presently has in his possession for 100,000 shares of Commonwealth preferred stock in his name and 252,000 shares of Commonwealth preferred stock in the name of The Robert M. Bates Family Trust, Sylvia E. Bates, Trustee, duly endorsed, or pursuant to a valid stock power or a properly executed lost securities bond for some or all of such shares in the standard form used by Commerce, and Commerce shall thereafter within five additional days provide to Saline a share certificate for 704,000 shares of Commerce common stock. In light of the fact that Saline was a director of Commonwealth on the day of the special meeting relating to that certain Agreement and Plan of Reorganization by and among Commerce, CEGI Acquisition Corp. and Commonwealth and the related merger provided thereby (the "Reorganization Merger"), the share certificate for the 704,000 shares of Commerce common stock shall bear a legend indicating that sales of such common stock are subject to Rule 145 under the Securities Act of 1933, as amended (the "Securities Act"). A copy of the legend is attached to this Agreement as Exhibit "1." Commerce warrants that this same legend is also placed and/or will be placed on the Commerce common stock certificates of all other Commonwealth and Commerce directors at the time of the Reorganization Merger. Saline and Mrs. Saline acknowledge and agree that, except for the Saline Shares, Saline and Mrs. Saline have no right, title or claim to any other shares of stock in Commerce or Commonwealth as of the Effective Date.

                  3.3 Ogundiji shall surrender to Commerce within five days after the Effective Date of this Agreement all of the share certificates he presently has in his possession for Commonwealth preferred and/or common stock and/or Commerce common stock, duly endorsed, or pursuant to a valid stock power, and/or Ogundiji shall provide Commonwealth with a properly executed lost securities bond for such shares in the standard form used by Commerce, and then in an additional five days Commerce shall pay to Ogundiji the sum of Two Hundred Twenty-Two Thousand Four Hundred Dollars ($222,400) via wire transfer to the Enterprise Counsel Group's client trust account. Ogundiji acknowledges and agrees that, except for the Ogundiji Shares, Ogundiji has no right, title or claim to any other shares of stock in Commerce or Commonwealth as of the Effective Date.

                  3.4 Consistent with the bylaws, beginning with the annual meeting following the end of the fiscal year ended July 31, 2005 ("2006 Meeting"), Saline shall have the right to choose to put his name before Commerce's nomination committee to request candidacy to the Commerce Board. If Saline does so, the Nominating Committee shall consider this request, but there is no guarantee that Saline's name will be placed in nomination on the slate determined by such Committee. Notwithstanding whatever action is taken by the Nominating Committee, so long as Saline remains a shareholder of Commerce, the Commerce Parties agree and acknowledge that Saline will have all rights in compliance and consistent with the bylaws of Commerce to seek election to the board of directors of Commerce commencing with the 2006 Meeting of the shareholders of Commerce. Saline acknowledges and agrees that he is not and will not be a candidate for the Commerce board of directors, nor has he sponsored nor will he sponsor any proposals at the forthcoming January 2005 Commerce shareholders meeting and election.

         4.       Dismissals.

                  4.1 The parties shall cooperate to provide proper notice to all courts of the execution of this Agreement as required by law.

                  4.2 Within three business days after the Effective Date and as a condition precedent to payments of the Settlement Sum and the confirmation of share ownership set forth in Paragraphs 3.1, 3.2 and 3.3 above, Saline and Ogundiji and/or their counsel shall execute and deliver to Commonwealth for filing with the Court dismissals, with prejudice, of the Inspection Action, the Shares Action, the Shareholder Meeting Action, the Carter Action, the Appeals in which they are Appellant, and the Declaratory Relief Action in the form of the copies attached hereto collectively as Exhibit "2" to this Agreement. Commonwealth is not authorized to file, and shall not file, these dismissals with the respective courts until after confirmation of payment by Commonwealth of the Settlement Sum to Saline per paragraph 3.1 above, and payment by Commerce of the sum of $222,400 to Ogundiji per paragraph 3.3 above.

                  4.3 After the Effective Date and upon receipt of the dismissals described in Paragraph 4.2, Commonwealth shall cause to be filed with the Court dismissals, with prejudice, of the cross-petition in the Inspection Action, the cross-complaint in the Shares Action, the Appeals in which they are the Appellant, and the Declaratory Relief Action in the form of the copies attached hereto collectively as Exhibit "3."

                  4.4 After the Effective Date and upon receipt of the dismissals described in Paragraph 4.2, the Commonwealth Directors shall cause to be filed with the Court dismissals, with prejudice, of the Inspection Cross-Action and Ian Carter's appeal in the Shares Action in the form of the copy attached hereto as Exhibit "4."

         5.       Expiration of Options.

                  Saline, Mrs. Saline, and Ogundiji acknowledge and agree that any and all claims to grants of options or grants of options to purchase stock in Commerce or Commonwealth or any affiliate or successor of Commonwealth held by Saline, Mrs. Saline or Ogundiji or claimed by Saline, Mrs. Saline or Ogundiji to be owed to Saline, Mrs. Saline or Ogundiji have expired, and further acknowledge and agree that Saline, Mrs. Saline and Ogundiji have no claim to exercise any other options to purchase stock in Commerce or Commonwealth and waive and forever relinquish any claim of right to exercise any such options which may have existed prior to the Effective Date, whether such options were issued or not.

         6.       Release of Claims by Saline

                  6.1 Saline, on behalf of himself and his agents, assigns and attorneys, hereby fully and completely releases and forever discharges the Commerce Parties and, where applicable, each of their respective present, former and future divisions, parent entities, subsidiaries, affiliates, officers, directors, partners, agents, employees, members, insurers, representatives, lawyers and law firms, and all persons acting by, through, under or in concert with them, or any of them (hereafter, "Commerce Releasees"), of and from any and all manner of action or actions, causes or causes of action, in law or in equity, and any suits, debts, liens, contracts, agreements, promises, liabilities, claims, demands, damages, losses, costs and expenses, of any nature whatsoever, known or unknown, fixed or contingent, individual or derivative, from the beginning of time to the Effective Date that anyone has had or now has against the Commerce Releasees, including, without limitation, any and all claims asserted in, arising out of, based upon, or relating to any and all of the Actions (hereinafter the "Claims"). Notwithstanding the above general release, in the event that Saline is named a party defendant in any future action arising from or related to his service as a director of Commonwealth, such general release shall not act to release any claim Saline may have as an insured under any Commonwealth insurance policy to seek indemnity and defense.

                  6.2 SALINE ACKNOWLEDGES THAT HE IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

SALINE, HAVING HAD THE OPPORTUNITY TO CONSULT WITH AN ATTORNEY, AND BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHTS HE MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT WITH RESPECT TO THE CLAIMS RELEASED HEREIN.

                  6.3 Saline represents and warrants that other than Mrs. Saline, he is the only person who has any interest in any of the Claims herein released. Saline further represents and warrants that he has not assigned or otherwise transferred any interest in any of the Claims which he may have against the Commerce Releasees.

                  6.4 Saline agrees that if he voluntarily joins in, or in any manner affirmatively seeks relief through, any suit arising out of, based upon, or relating to the Claims he released herein, or in any manner asserts against the Commerce Parties any of the Claims he released hereunder, then Saline will pay to the Commerce Parties, in addition to any other damages caused to the Commerce Parties, all attorneys' fees and costs actually incurred by the Commerce Parties in defending or otherwise responding to said suit or Claims.

                  6.5 Nothing in this Paragraph 6 may be construed as a release by Saline of any of the rights, duties, obligations or entitlements created by this Agreement.

         7.       Release of Claims by Mrs. Saline

                  7.1 Mrs. Saline, on behalf of herself and her agents, assigns and attorneys, hereby fully and completely releases and forever discharges the Commerce Releasees, as defined in paragraph 6.1 above, of and from any and all Claims, also defined in paragraph 6.1 above, that Mrs. Saline has had or now has against the Commerce Releasees, including, without limitation, any and all Claims asserted in, arising out of, based upon, or relating to the Actions.

                  7.2 MRS. SALINE ACKNOWLEDGES THAT SHE IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

MRS. SALINE, HAVING HAD THE OPPORTUNITY TO CONSULT WITH AN ATTORNEY, AND BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHTS SHE MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT WITH RESPECT TO THE CLAIMS RELEASED HEREIN.

                  7.3 Mrs. Saline represents and warrants that other than Saline, she is the only person who may have any interest in any of the matters herein released. Mrs. Saline further represents and warrants that she has not assigned or otherwise transferred any interest in any Claim which she may have against the Commerce Releasees.

                  7.4 Mrs. Saline agrees that if she voluntarily joins in, or in any manner affirmatively seeks relief through, any suit arising out of, based upon, or relating to the Claims she released herein, or in any manner asserts against the Commerce Parties any of the Claims she released hereunder, then Mrs. Saline will pay to the Commerce Parties, in addition to any other damages caused to the Commerce Parties, all attorneys' fees and costs actually incurred by the Commerce Parties in defending or otherwise responding to said suit or Claim.

                  7.5 Nothing in this Paragraph 7 may be construed as a release by Mrs. Saline of any of the rights, duties, obligations or entitlements created by this Agreement.

         8.       Release of Claims by Ogundiji

                  8.1 Ogundiji, on behalf of himself and his agents, assigns and attorneys, hereby fully and completely releases and forever discharges the Commerce

Releasees, defined in paragraph 6.1 above, of and from any and all Claims, defined in paragraph 6.1 above, that Ogundiji has had or now has against the Commerce Releasees, including, without limitation, any and all Claims asserted in, arising out of, based upon, or relating to the Actions.

                  8.2 OGUNDIJI ACKNOWLEDGES THAT HE IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

OGUNDIJI, HAVING HAD THE OPPORTUNITY TO CONSULT WITH AN ATTORNEY, AND BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHTS HE MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT WITH RESPECT TO THE CLAIMS RELEASED HEREIN.

                  8.3 Ogundiji represents and warrants that he is the only person who has any interest in any of the matters herein released. Ogundiji further represents and warrants that he has not assigned or otherwise transferred any interest in any Claim which he may have against the Commerce Releasees.

                  8.4 Ogundiji agrees that if he voluntarily joins in, or in any manner affirmatively seeks relief through, any suit arising out of, based upon, or relating to the Claims he released herein, or in any manner asserts against the Commerce Parties any of the Claims he released hereunder, then Ogundiji will pay to the Commerce Parties, in addition to any other damages caused to the Commerce Parties, all attorneys' fees and costs actually incurred by the Commerce Parties in defending or otherwise responding to said suit or Claim.

                  8.5 Nothing in this Paragraph 8 may be construed as a release by Ogundiji of any of the rights, duties, obligations or entitlements created by this Agreement.

         9.       Release of Commerce Party Claims by the Commerce Parties

                  9.1 The Commerce Parties on behalf of themselves and all of their respective present or former divisions, parent entities, subsidiaries, affiliates, officers, directors, partners, employees, insurers, representatives, lawyers, law firms, and all persons acting by, through or in concert with them, hereby fully and completely release and forever discharge Saline, Mrs. Saline and Ogundiji, their respective predecessors, partners, managers, employees, agents, servants, attorneys, law firms, heirs, executors, representatives, administrators, and insurers, individually and collectively (hereafter, "Saline Releasees"), of and from any and all manner of action or actions, causes or causes of action, in law or in equity, and any suits, debts, liens, contracts, agreements, promises, liabilities, claims, demands, damages, losses, costs and expenses, of any nature whatsoever, known or unknown, fixed or contingent, from the beginning of time to the Effective Date that the Commerce Parties have had or now have against the Saline Releasees, including, without limitation, any and all claims arising out of, based upon, or relating to the Actions (hereinafter the "Commerce Party Claims").

                  9.2 THE COMMERCE PARTIES ACKNOWLEDGE THAT THEY ARE FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

THE COMMERCE PARTIES, HAVING CONSULTED WITH THEIR ATTORNEYS, BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVE ANY RIGHTS THEY MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT WITH RESPECT TO THE CLAIMS RELEASED HEREIN.

                  9.3 The Commerce Parties represent and warrant that they are the only entities which have any interest in any of the matters herein released. The Commerce Parties further represent and warrant that they have not assigned or otherwise transferred any interest in any Commerce Party Claim which it may have against the Saline Releasees.

                  9.4 The Commerce Parties agree that if any or all of them voluntarily join in, or in any manner affirmatively seek relief through, any suit arising out of, based upon, or relating to the Claims they released herein, or in any manner assert against the Saline Releasees any of the Claims the Commerce Parties released hereunder, then the Commerce

Party or Parties involved will pay to the Saline Releasee(s) involved, in addition to any other damages caused to the Saline Releasee(s), all attorneys' fees and costs actually incurred by the Saline Releasee(s) in defending or otherwise responding to the portion of said suit concerning the released Claim(s).

                  9.5 Nothing in this Paragraph 9 shall be construed as a release by the Commerce Parties of any of the rights, duties, obligations or entitlements created by this Agreement.

         10.      No Action Before Dispute Resolution

                  10.1 The Parties agree that for a period of two (2) years from the Effective Date no civil action with respect to any dispute, claim or controversy between any of the Saline Parties and any of the Commerce Parties may be commenced until the matter has been discussed between Saline and Peter Weigand (or a reasonably equivalent executive officer of Commerce or Commonwealth if Peter Weigand is unavailable) and then if necessary submitted to JAMS for mediation. Any party may commence mediation by providing to JAMS and the other party(ies) involved a written request for mediation, setting forth the subject of the dispute and the relief requested. The mediation will occur before Hon. James L. Smith, if he is available. If Judge Smith is not available, then the parties will cooperate with JAMS and with one another in selecting a mediator from JAMS panel of neutrals, and in scheduling the mediation proceedings. The parties covenant that they will participate in the mediation in good faith, and that they will share equally in its costs. All offers, promises, conduct and statements, whether oral or written, made in the course of the mediation by any of the parties, their agents, employees, experts and attorneys, and by the mediator and any JAMS employees, are confidential, privileged and inadmissible for any purpose, including impeachment, in any litigation or other proceeding involving the parties, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation. Either party may seek equitable or injunctive relief prior to the mediation to preserve the status quo pending the completion of that process. Except for such an action to obtain equitable or injunctive relief, neither party may commence a civil action with respect to the matters submitted to mediation until after the completion of the initial mediation session, or 45 days after the date of filing the written request for mediation, whichever occurs first. Mediation may continue after the commencement of a civil action, if the parties so desire. The provisions of this Clause may be enforced by any Court of competent jurisdiction, and the party seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorneys' fees, to be paid by the party against whom enforcement is ordered.

                  10.2 The Saline Parties agree that for a period of two (2) years from the Effective Date they shall not take any steps to contact by telephone, in writing, or otherwise, other shareholders or holders of stock in Commerce or Commonwealth, or any of their affiliates or successors, for any reason related to bringing a proxy contest without first complying with the mediation procedure provided in paragraph 10.1 above.

         11.      Confidentiality.

                  11.1 The parties agree that Commerce shall issue a press release in the form and substance of the one attached hereto as Exhibit "5" ("Press Release"), and that Commerce shall further file a Form 8-K and/or 10-Q or other applicable regulatory forms disclosing the terms of and/or attaching this Agreement. Otherwise, as a material term and condition of this Agreement, the Parties agree that the settlement negotiations following the commencing of the Actions, including without limitation, those prior to, during and outside mediation and formal settlement proceedings; and all confidential financial, proprietary and/or trade secret information of Commerce or Commonwealth other than as may have been contained in publicly disseminated documents (the "Confidential Information") will remain confidential and may only be disclosed to the Parties and their counsel, except as provided herein. In addition, the Parties further agree not to comment on the subject matter of the Actions to anyone except the Parties and their respective counsel, and the Saline Parties agree that (1) originals or copies of documents received by any of the Saline Parties in the course of discovery in the Actions; and (2) originals or copies of any confidential documents obtained by Saline by virtue of his prior position as a director of Commonwealth (collectively, "Discovery Documents") shall be maintained in confidence by the Saline Parties, and the Saline Parties shall not share any Discovery Documents with any third parties or allow any third parties to have access to, review or copy any of the Discovery Documents, for a period of two
(2) years after the Effective Date. Neither the Parties nor their counsel will disclose the Confidential Information to, or discuss the subject matter of the Actions during the two (2) year period with, third parties (excluding counsel), and the Saline Parties agree not to disclose the Discovery Documents during the two (2) year period, except with regard to the Press Release and Form 8-K and/or 10-Q or other applicable regulatory forms referenced above, and also except:

                           11.1.1           As may be required to enforce or
                                    interpret the terms of this Agreement;

                           11.1.2           As may be required for reporting to
                                    governmental taxing authorities or in public filings or applications with any other governmental body (including Saline and Mrs. Saline's present family law action) or agency or by lawful order of any federal or state court or agency; or

                           11.1.3           As may be required to accomplish
                                    certain limited and specific business
                                    purposes of the Parties in the form of
                                    communications to their respective
                                    accountants, attorneys, bankers or insurers;
                                    or

                           11.1.4           As may be disclosed to the Parties'
                                    immediate family members who shall be bound by the provisions of this Confidentiality Clause.

When one of the exceptions set forth in paragraphs 11.1.1 to 11.1.4 applies, the disclosing party shall only disclose such information as is requested and/or necessary given the circumstances of the exception. The parties further agree that if any of the Confidential Information is requested by way of subpoena or discovery requests in any litigation or arbitration proceeding, the party responding to such subpoena, request, or process shall immediately notify the other affected party(ies) to this Agreement so that they may interpose an objection or motion to quash/limit the discovery request. In the case of a subpoena, the subpoenaed party shall not produce any Confidential Information until at least ten (10) days after notification to the other party hereto of the request for Confidential Information. In the case of a document request or other discovery requests to a party hereto to produce or disclose Confidential Information, the Parties agree to give notice to the other party of the request and to permit the other party to seek an appropriate court order quashing or limiting the production of such Confidential Information.

                  11.2 In response to questions from third parties (other than the parties' accountants, attorneys, and insurers), including, without limitation, the media or Commerce shareholders, about the subject matter of the Actions during the two (2)-year period of paragraph 11.1 or the Confidential Information the Parties agree to limit their communications to the language of the Press Release, Form 8-K and/or 10-Q referenced above.

                  11.3 The Commerce Parties may make an unopposed application to the Court to seal the Court's file with respect to the Actions.

         12.      No Admission.

                  This Agreement affects the settlement of claims that are contested and denied. Nothing herein shall be construed as an admission by any party of any liability of any kind to the other party or parties except as created or referred to herein.

         13.      Entire Agreement / Modification.

                  This Agreement constitutes the entire and exclusive agreement between the Saline Parties and the Commerce Parties with respect to the Actions and supersedes and cancels all previous oral or written settlement communications, proposals, agreements, and commitments. No modifications to this Agreement, nor any waiver of any rights, will be effective unless assented to in writing by the party to be charged and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default. A party's delay in enforcing its rights hereunder will not be construed as a waiver of such rights or remedies.

         14.      Severability.

                  If any provision of this Agreement as applied to any party or to any circumstance shall be adjudged by a court to be void and unenforceable, the same will in no way affect any other provision in this Agreement, the application of such provision in any other circumstances or the validity or enforceability of the Agreement as a whole. Notwithstanding the foregoing, if any of the following provisions is adjudged by a court of competent jurisdiction to be unlawful, void or unenforceable: (1) Commonwealth's payment to Saline of $1,200,000; or (2) the Commerce Parties' recognition of the validity of the Saline Shares; or (3) the payment to Ogundiji set forth in paragraph 3.3; then this entire agreement shall be void and unenforceable and the statute of limitations shall be deemed tolled for all claims released herein sufficient to place the Parties in their same respective positions as of the Effective Date.

         15.      Binding on Successors.

                  This Agreement and the covenants and conditions contained herein apply to and are binding upon, and inure to the benefit of administrators, executors, legal representatives, assignees, successors, agents, and assigns of the Parties.

         16.      Construction of Agreement / Joint Preparation.

                  Saline, Mrs. Saline, Ogundiji, Commerce, Commonwealth and the Commonwealth Directors agree that this Agreement was jointly prepared and that no presumption in favor of or against Saline, Mrs. Saline, Ogundiji, Commerce, Commonwealth or the Commonwealth Directors will exist with respect to the interpretation hereof.

         17.      Governing Law.

                  This Agreement is to be interpreted, enforced, and governed by and under the laws of the State of California. The Parties agree that this Agreement was made in Orange County, California, and that they will submit to the jurisdiction of the California courts in and for the County of Orange for any dispute concerning this Agreement.

         18.      Attorneys' Fees.

                  Should any legal action be initiated to enforce or interpret any part of this Agreement, the "prevailing party" will be awarded its attorneys' fees actually incurred and costs actually incurred as an item of costs against the non-prevailing party(ies) involved. The "prevailing party" will be the party entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment.

         19.      Further Documents / Acts.

                  The Parties will execute and deliver all documents and perform all further acts that may be reasonably necessary to effectuate the provisions of this Agreement.

         20.      Advice of Counsel.

                  All Parties acknowledge that they have been advised of their right to seek the advice of counsel relative to the contents of this Agreement, and acknowledge that they consulted with and have been represented by counsel in the negotiations leading up to and in the execution of this Agreement.

         21.      Agreement Enforceable By Trial Court In The

                  Inspection Action. The Parties agree that this Agreement will be enforceable by the trial court in the Inspection Action as provided by Code of Civil Procedure Section 664.6.
                                            /s/ JOSEPH SALINE
                                         ______________________________________
                                               JOSEPH SALINE

                                            /s/ PATRICIA E. SALINE
                                         ______________________________________
                                               PATRICIA E. SALINE

                                             /s/ JOSEPH OGUNDIJI
                                         ______________________________________
                                               JOSEPH OGUNDIJI, individually
                                               and as Trustee of the Ogundiji
                                               Family Holdings Trust

                                            COMMERCE ENERGY GROUP, INC.

                                         BY: /s/ PETER WEIGAND
                                         __________________________________
                                               PETER WEIGAND
                                         ITS:  President

                       [signatures continued on next page]

                                         COMMONWEALTH ENERGY CORPORATION

                                             /s/ PETER WEIGAND
                                         ______________________________________
                                               PETER WEIGAND
                                         ITS:  President

                                             /s/ IAN B. CARTER
                                         ______________________________________
                                               IAN B. CARTER

                                             /s/ ROBERT C. PERKINS
                                         ______________________________________
                                               ROBERT C. PERKINS

                                             /s/ BRAD GATES
                                         ______________________________________
                                               BRAD GATES

                       [signatures continued on next page]

APPROVED AS TO FORM:

ENTERPRISE COUNSEL GROUP

BY: /s/ DAVID A. ROBINSON
_____________________________________
      DAVID A. ROBINSON
      Attorneys for JOSEPH SALINE
      and JOSEPH OGUNDIJI

    /s/ KENNETH J. BERKE
_____________________________________
      KENNETH J. BERKE
      Attorney for PATRICIA E. SALINE

RUS, MILIBAND & SMITH,
A Professional Corporation

BY: /s/ RONALD RUS
_____________________________________
      RONALD RUS
      Attorneys for COMMERCE
      ENERGY GROUP, INC. and
      COMMONWEALTH ENERGY
      CORPORATION

PAUL HASTINGS JANOFSKY & WALKER

BY: /s/ PETER STONE
_____________________________________
      PETER STONE
      Attorneys for COMMERCE
      ENERGY GROUP, INC., and
      COMMONWEALTH ENERGY
      CORPORATION, IAN CARTER,
      ROBERT C. PERKINS and BRAD
      GATES

                                 EXHIBIT "1" TO

                 SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

THE SECURITIES REPRESENTED HEREBY WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 UNDER THE SECURITIES ACT OF 1933 APPLIES. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH RULE 145.

                                 EXHIBIT "2" TO

                 SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

-------------------------------------------------------------------------------------------------------------------------------
ATTORNEY OR PARTY WITHOUT ATTORNEY (Name and Address):                           TELEPHONE NO.:         FOR COURT USE ONLY

DAVID A. ROBINSON, Bar # 107613                                                 (949) 833-8550
ENTERPRISE COUNSEL GROUP, ALC
5 Park Plaza
Suite 450
Irvine, CA 92614

ATTORNEY FOR (Name):   Plaintiff
----------------------------------------------------------------------------
Insert name of court and name of judicial district and branch court, if any:

SUPERIOR COURT OF THE STATE OF CALIFORNIA
COUNTY OF ORANGE, CENTRAL JUSTICE CENTER
----------------------------------------------------------------------------
PLAINTIFF/PETITIONER: Joseph P. Saline, etc.

DEFENDANT/RESPONDENT: Commonwealth Energy Corporation, etc.,

AND RELATED CONSOLIDATED ACTION
-------------------------------------------------------------------------------------------------------------------------------
                           REQUEST FOR DISMISSAL                                                        CASE NUMBER:

[ ] PERSONAL INJURY, PROPERTY DAMAGE, OR WRONGFUL DEATH                                                  01CC10657 c/w 01CC13887
    [ ] MOTOR VEHICLE          [ ] OTHER
[ ] FAMILY LAW
[ ] EMINENT DOMAIN
[X] OTHER (SPECIFY): Petition to Enforce Corporate Code Section 1602
-------------------------------------------------------------------------------------------------------------------------------

-- A CONFORMED COPY WILL NOT BE RETURNED BY THE CLERK UNLESS A METHOD OF RETURN IS PROVIDED WITH THE DOCUMENT. --

1. TO THE CLERK: Please DISMISS this action as follows:

a. (1) [X] With prejudice      (2) [ ] Without prejudice

b. (1) [ ] Complaint           (2) [ ] Petition
   (3) [ ] Cross-complaint filed by (name):                           on (date):
   (4) [ ] Cross-complaint filed by (name):                           on (date):
   (5) [X] Entire action of all parties and all causes of action
   (6) [ ] Other (specify):*

Date: December __, 2004                                                   ENTERPRISE COUNSEL GROUP, ALC

DAVID A. ROBINSON                                                         ->
-------------------------------------------------------------------       -------------------------------------------------------
                                                                                             (SIGNATURE)
(TYPE OR PRINT NAME OF [X] ATTORNEY  [ ] PARTY WITHOUT ATTORNEY)          Attorney or party without attorney for: JOSEPH P. SALINE

* If dismissal requested is of specified parties only, of specified       [X] Plaintiff/Petitioner  [ ] Defendant/Respondent
  causes of action only, or of specified cross-complaints only, so
  state and identify the parties, causes of action, or cross-             [ ] Cross-complainant     X Cross-Respondent and Cross-
  complaints to be dismissed.                                                                         Defendant
=================================================================================================================================
2. TO THE CLERK: Consent to the above dismissal is hereby given.**

Date:                                                                     See attached for signature of counsel for
                                                                          Respondent, Cross-Petitioners, Defendant and
                                                                          Cross-Complainants
                                                                          ->
-------------------------------------------------------------------       -------------------------------------------------------
(TYPE OR PRINT NAME OF [ ] ATTORNEY  [ ] PARTY WITHOUT ATTORNEY)                               (SIGNATURE)

                                                                          Attorney or party without attorney for:
** If a cross-complaint - or Response (Family Law) seeking
   affirmative relief - is on file, the attorney for cross-
   complainant (respondent) must sign this consent if required by         [ ] Plaintiff/Petitioner  [ ] Defendant/Respondent
   Code of Civil Procedure section 581(i) or (j).                         [ ] Cross-complainant
=================================================================================================================================

(To be completed by clerk)
3. [ ] Dismissal entered as requested on (date):
4. [ ] Dismissal entered on (date):                           as to only (name):
5. [ ] Dismissal NOT ENTERED as requested for the following reasons (specify):

6. [ ] a. Attorney or party without attorney notified on (date):
       b. Attorney or party without attorney not notified. Filing party failed to provide
          [ ] a copy to conform      [ ] means to return conformed copy

Date:                              Clerk, by                            , Deputy
                                             ---------------------------

--------------------------------------------------------------------------------
Form Adopted by the    REQUEST FOR DISMISSAL  [Legal    Code of Civil Procedure,
Judicial Council of                          Solutions       Section 581 et seq.
 California 982(a)(5)                        Plus Logo]     Cal. Rules of Court,
[Rev. January 1, 1997]                                           rules 383, 1233
  Mandatory Form

                             Joseph P. Saline, etc.
                                       v.
                     Commonwealth Energy Corporation, etc.,
                            and Consolidated Action

                            OCSC Case No. 01CC10657
                          consolidated with 01CC13887

================================================================================

                      ATTACHMENT TO REQUEST FOR DISMISSAL

2.   TO THE CLERK: Consent to the above dismissal is hereby given.

Date:     December __, 2004            RUS, MILIBAND & SMITH,
                                       A Professional Corporation



                                       BY:
                                          --------------------------------------
                                             RONALD RUS
                                             Attorneys for Respondent,
                                             Cross-Petitioner, Defendant and
                                             Cross-Complainant
                                             COMMONWEALTH ENERGY
                                             CORPORATION

                                       In Association With:

Date:     December __, 2004            PAUL, HASTINGS, JANOFSKY & WALKER



                                       BY:
                                          -------------------------------------
                                             PETER STONE
                                             Attorneys for Respondent,
                                             Cross-Petitioners, Defendant and
                                             Cross-Complainant
                                             COMMONWEALTH ENERGY
                                             CORPORATION, IAN CARTER, BRAD
                                             GATES and ROBERT PERKINS

-------------------------------------------------------------------------------------------------------------------------------
ATTORNEY OR PARTY WITHOUT ATTORNEY (Name and Address):                           TELEPHONE NO.          FOR COURT USE ONLY

DAVID A. ROBINSON, Bar No. 107613                                               (949) 833-8550
ENTERPRISE COUNSEL GROUP, ALC
5 Park Plaza
Suite 450
Irvine, CA 92614

ATTORNEY FOR (Name):   Plaintiff
----------------------------------------------------------------------------
Insert name of court and name of judicial district and branch court, if any:

SUPERIOR COURT OF THE STATE OF CALIFORNIA
COUNTY OF ORANGE, CENTRAL JUSTICE CENTER
----------------------------------------------------------------------------
PLAINTIFF/PETITIONER: Joseph P. Saline, etc.

DEFENDANT/RESPONDENT: Ian Carter, etc., et al.

AND RELATED CONSOLIDATED ACTION
-------------------------------------------------------------------------------------------------------------------------------
                           REQUEST FOR DISMISSAL                                                        CASE NUMBER:

[ ] PERSONAL INJURY, PROPERTY DAMAGE, OR WRONGFUL DEATH                                                  01CC13887 c/w 01CC10657
    [ ] MOTOR VEHICLE          [ ] OTHER
[ ] FAMILY LAW
[ ] EMINENT DOMAIN
[X] OTHER (SPECIFY): Breach of Contract, et al.
-------------------------------------------------------------------------------------------------------------------------------

-- A CONFORMED COPY WILL NOT BE RETURNED BY THE CLERK UNLESS A METHOD OF RETURN IS PROVIDED WITH THE DOCUMENT. --

1. TO THE CLERK: Please dismiss this action as follows:

a. (1) [X] With prejudice      (2) [ ] Without prejudice

b. (2) [ ] Complaint           (2) [ ] Petition
   (3) [ ] Cross-complaint filed by (name):                           on (date):
   (4) [ ] Cross-complaint filed by (name):                           on (date):
   (5) [X] Entire action of all parties and all causes of action
   (6) [ ] Other (specify):*

Date: December __, 2004                                                   ENTERPRISE COUNSEL GROUP, ALC

DAVID A. ROBINSON                                                         ->
-------------------------------------------------------------------       -------------------------------------------------------
                                                                                             (SIGNATURE)
(TYPE OR PRINT NAME OF [X] ATTORNEY  [ ] PARTY WITHOUT ATTORNEY)          Attorney or party without attorney for: Joseph P. Saline

* If dismissal requested is of specified parties only, of specified       [X] Plaintiff/Petitioner  [ ] Defendant/Respondent
  causes of action only, or of specified cross-complaints only, so
  state and identify the parties, causes of action, or cross-             [ ] Cross-complainant     X Cross-Respondent and Cross-
  complaints to be dismissed.                                                                         Defendant
=================================================================================================================================
2. TO THE CLERK: Consent to the above dismissal is hereby given.**

Date:                                                                     See attached for signature of counsel for
                                                                          Respondent, Cross-Petitioners, Defendants and
                                                                          Cross-Complainants
                                                                          ->
-------------------------------------------------------------------       -------------------------------------------------------
(TYPE OR PRINT NAME OF [ ] ATTORNEY  [ ] PARTY WITHOUT ATTORNEY)                               (SIGNATURE)

                                                                          Attorney or party without attorney for:
** If a cross-complaint - or Response (Family Law) seeking
   affirmative relief - is on file, the attorney for cross-
   complainant (respondent) must sign this consent if required by         [ ] Plaintiff/Petitioner  [X] Defendant/Respondent
   Code of Civil Procedure section 581(i) or (j).                         [X] Cross-complainant
=================================================================================================================================

(To be completed by clerk)
3. [ ] Dismissal entered as requested on (date):
4. [ ] Dismissal entered on (date):                           as to only (name):
5. [ ] Dismissal NOT ENTERED as requested for the following reasons (specify):

6. [ ] a. Attorney or party without attorney notified on (date):
       b. Attorney or party without attorney not notified. Filing party failed to provide
          [ ] a copy to conform      [ ] means to return conformed copy

Date:                              Clerk, by                            , Deputy
                                             ---------------------------

--------------------------------------------------------------------------------
Form Adopted by the    REQUEST FOR DISMISSAL   Legal    Code of Civil Procedure,
Judicial Council of                          Solutions       Section 581 et seq.
 California 982(a)(5)                          Plus         Cal. Rules of Court,
[Rev. January 1, 1997]                                           rules 383, 1233
  Mandatory Form

                             Joseph P. Saline, etc.

                                       v.

                              Ian Carter, et al.,
                            and Consolidated Action

                            OCSC Case No. 01CC13887
                          consolidated with 01CC10657

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      ATTACHMENT TO REQUEST FOR DISMISSAL

2.  TO THE CLERK: Consent to the above dismissal is hereby given.

Date: December __, 2004                 RUS, MILBAND & SMITH,
                                        A Professional Corporation

                                        In Association With:
                                        PAUL HASTINGS JANOFSKY & WALKER


                                        BY:_____________________________________
                                             RONALD RUS
                                             Attorneys for Respondent,
                                             Cross-Petitioner, Defendant and
                                             Cross-Complainant
                                             COMMONWEALTH ENERGY
                                             CORPORATION




732/213769vl tl 12/14/04 2 (2465-0008)

-------------------------------------------------------------------------------------------------------------------------------
ATTORNEY OR PARTY WITHOUT ATTORNEY (Name and Address):                           TELEPHONE NO.:         FOR COURT USE ONLY

PETER M. STONE, Bar No. 157994                                                   (714) 668-6200
PAUL HASTINGS JANOFSKY & WALKER LLP
695 Town Center Drive
Seventeenth Floor
Costa Mesa, CA 92626-1924

ATTORNEY FOR (Name): Commonwealth Energy Corporation
----------------------------------------------------------------------------
Insert name of court and name of judicial district and branch court, if any:

SUPERIOR COURT OF THE STATE OF CALIFORNIA
COUNTY OF ORANGE, CENTRAL JUSTICE CENTER
----------------------------------------------------------------------------
PLAINTIFF/PETITIONER: COMMONWEALTH ENERGY CORPORATION

DEFENDANT/RESPONDENT: JOSEPH OGUNDIJI, etc.


-------------------------------------------------------------------------------------------------------------------------------
                           REQUEST FOR DISMISSAL                                                        CASE NUMBER:

[ ] PERSONAL INJURY, PROPERTY DAMAGE, OR WRONGFUL DEATH                                                  03CC03409
    [ ] MOTOR VEHICLE          [ ] OTHER
[ ] FAMILY LAW
[ ] EMINENT DOMAIN
[X] OTHER (SPECIFY): Declaratory Relief
-------------------------------------------------------------------------------------------------------------------------------

-- A CONFORMED COPY WILL NOT BE RETURNED BY THE CLERK UNLESS A METHOD OF RETURN IS PROVIDED WITH THE DOCUMENT. --

1. TO THE CLERK: Please DISMISS this action as follows:

a. (1) [X] With prejudice      (2) [ ] Without prejudice

b. (1) [ ] Complaint           (2) [ ] Petition
   (3) [ ] Cross-complaint filed by (name):                           on (date):
   (4) [ ] Cross-complaint filed by (name):                           on (date):
   (5) [X] Entire action of all parties and all causes of action
   (6) [ ] Other (specify):*

Date: December __, 2004                                                   PAUL HASTINGS JANOFSKY & WALKER LLP

PETER M. STONE                                                            ->
-------------------------------------------------------------------       -------------------------------------------------------
                                                                                             (SIGNATURE)
(TYPE OR PRINT NAME OF [X] ATTORNEY  [ ] PARTY WITHOUT ATTORNEY)          Attorney or party without attorney for: Commonwealth
                                                                                                            Energy Corporation

* If dismissal requested is of specified parties only, of specified       [X] Plaintiff/Petitioner  [X] Cross-Defendant/Respondent
  causes of action only, or of specified cross-complaints only, so
  state and identify the parties, causes of action, or cross-             [ ] Cross-complainant
  complaints to be dismissed.
=================================================================================================================================
2. TO THE CLERK: Consent to the above dismissal is hereby given.**

Date: December __, 2004


                                                                          ENTERPRISE COUNSEL GROUP ALC
DAVID A. ROBINSON                                                         ->
-------------------------------------------------------------------       -------------------------------------------------------
(TYPE OR PRINT NAME OF [X] ATTORNEY  [ ] PARTY WITHOUT ATTORNEY)                               (SIGNATURE)

                                                                          Attorney or party without attorney for: Joseph Ogundiji
** If a cross-complaint - or Response (Family Law) seeking
   affirmative relief - is on file, the attorney for cross-
   complainant (respondent) must sign this consent if required by         [ ] Plaintiff/Petitioner  [X] Defendant/Respondent
   Code of Civil Procedure section 581(i) or (j).                         [X] Cross-complainant
=================================================================================================================================

(To be completed by clerk)
3. [ ] Dismissal entered as requested on (date):
4. [ ] Dismissal entered on (date):                           as to only (name):
5. [ ] Dismissal NOT ENTERED as requested for the following reasons (specify):

6. [ ] a. Attorney or party without attorney notified on (date):
       b. Attorney or party without attorney not notified. Filing party failed to provide
          [ ] a copy to conform      [ ] means to return conformed copy

Date:                              Clerk, by                            , Deputy
                                             ---------------------------

--------------------------------------------------------------------------------
Form Adopted by the    REQUEST FOR DISMISSAL  [Legal    Code of Civil Procedure,
Judicial Council of                          Solutions       Section 581 et seq.
 California 982(a)(5)                          Plus         Cal. Rules of Court,
[Rev. January 1, 1997]                         Logo]             rules 383, 1233
  Mandatory Form

-------------------------------------------------------------------------------------------------------------------------------
ATTORNEY OR PARTY WITHOUT ATTORNEY (Name and Address):                           TELEPHONE NO.:         FOR COURT USE ONLY

DAVID A. ROBINSON, Bar No. 107613                                               (949) 833-8550
ENTERPRISE COUNSEL GROUP, ALC
5 Park Plaza
Suite 450
Irvine, CA 92612

ATTORNEY FOR (Name):   Plaintiffs
----------------------------------------------------------------------------
Insert name of court and name of judicial district and branch court, if any:

SUPERIOR COURT OF THE STATE OF CALIFORNIA
COUNTY OF ORANGE, CENTRAL JUSTICE CENTER
----------------------------------------------------------------------------
PLAINTIFF/PETITIONER: JOSEPH P. SALINE, et al.

DEFENDANT/RESPONDENT: ROBERT PERKINS, et al.
-------------------------------------------------------------------------------------------------------------------------------
                           REQUEST FOR DISMISSAL                                                        CASE NUMBER:

[ ] PERSONAL INJURY, PROPERTY DAMAGE, OR WRONGFUL DEATH                                                  04CC05038
    [ ] MOTOR VEHICLE          [ ] OTHER
[ ] FAMILY LAW
[ ] EMINENT DOMAIN
[X] OTHER (SPECIFY): Breach of Contract, et al.
-------------------------------------------------------------------------------------------------------------------------------

-- A CONFORMED COPY WILL NOT BE RETURNED BY THE CLERK UNLESS A METHOD OF RETURN IS PROVIDED WITH THE DOCUMENT. --

1. TO THE CLERK: Please DISMISS this action as follows:

a. (1) [X] With prejudice      (2) [ ] Without prejudice

b. (1) [ ] Complaint           (2) [ ] Petition
   (3) [ ] Cross-complaint filed by (name):                           on (date):
   (4) [ ] Cross-complaint filed by (name):                           on (date):
   (5) [X] Entire action of all parties and all causes of action
   (6) [ ] Other (specify):*

Date: December __, 2004                                                   ENTERPRISE COUNSEL GROUP, ALC

DAVID A. ROBINSON                                                         ->
-------------------------------------------------------------------       -------------------------------------------------------
                                                                                             (SIGNATURE)
(TYPE OR PRINT NAME OF [X] ATTORNEY  [ ] PARTY WITHOUT ATTORNEY)          Attorney or party without attorney for: Joseph P. Saline
                                                                           and Joseph Ogundiji
* If dismissal requested is of specified parties only, of specified
  causes of action only, or of specified cross-complaints only, so        [X] Plaintiff/Petitioner  [ ] Defendant/Respondent
  state and identify the parties, causes of action, or cross-
  complaints to be dismissed.                                             [ ] Cross-complainant
=================================================================================================================================
2. TO THE CLERK: Consent to the above dismissal is hereby given.**

Date:


                                                                          ->
-------------------------------------------------------------------       -------------------------------------------------------
(TYPE OR PRINT NAME OF [ ] ATTORNEY  [ ] PARTY WITHOUT ATTORNEY)                               (SIGNATURE)

                                                                          Attorney or party without attorney for:
** If a cross-complaint - or Response (Family Law) seeking
   affirmative relief - is on file, the attorney for cross-
   complainant (respondent) must sign this consent if required by         [ ] Plaintiff/Petitioner  [ ] Defendant/Respondent
   Code of Civil Procedure section 581(i) or (j).                         [ ] Cross-complainant
=================================================================================================================================

(To be completed by clerk)
3. [ ] Dismissal entered as requested on (date):
4. [ ] Dismissal entered on (date):                           as to only (name):
5. [ ] Dismissal NOT ENTERED as requested for the following reasons (specify):

6. [ ] a. Attorney or party without attorney notified on (date):
       b. Attorney or party without attorney not notified. Filing party failed to provide
          [ ] a copy to conform      [ ] means to return conformed copy

Date:                              Clerk, by                            , Deputy
                                             ---------------------------

--------------------------------------------------------------------------------
Form Adopted by the    REQUEST FOR DISMISSAL  [Legal    Code of Civil Procedure,
Judicial Council of                          Solutions       Section 581 et seq.
 California 982(a)(5)                        Plus Logo]     Cal. Rules of Court,
[Rev. January 1, 1997]                                           rules 383, 1233
  Mandatory Form

-------------------------------------------------------------------------------------------------------------------------------
ATTORNEY OR PARTY WITHOUT ATTORNEY (Name and Address):                           TELEPHONE NO.:         FOR COURT USE ONLY

DAVID A. ROBINSON, Bar No. 107613                                               (949) 833-8550
ENTERPRISE COUNSEL GROUP, ALC
5 Park Plaza
Suite 450
Irvine, CA 92614

ATTORNEY FOR (Name):   Plaintiff
----------------------------------------------------------------------------
Insert name of court and name of judicial district and branch court, if any:

SUPERIOR COURT OF THE STATE OF CALIFORNIA
COUNTY OF ORANGE, CENTRAL JUSTICE CENTER
----------------------------------------------------------------------------
PLAINTIFF/PETITIONER: Joseph P. Saline

DEFENDANT/RESPONDENT: Ian Carter, et al.

-------------------------------------------------------------------------------------------------------------------------------
                           REQUEST FOR DISMISSAL                                                        CASE NUMBER:

[ ] PERSONAL INJURY, PROPERTY DAMAGE, OR WRONGFUL DEATH                                                  04CC09285
    [ ] MOTOR VEHICLE          [ ] OTHER
[ ] FAMILY LAW
[ ] EMINENT DOMAIN
[X] OTHER (SPECIFY): Conversion, etc.
-------------------------------------------------------------------------------------------------------------------------------

     -- A CONFORMED COPY WILL NOT BE RETURNED BY THE CLERK UNLESS A METHOD OF RETURN IS PROVIDED WITH THE DOCUMENT. --
-------------------------------------------------------------------------------------------------------------------------------

1. TO THE CLERK: Please DISMISS this action as follows:

a. (1) [X] With prejudice      (2) [ ] Without prejudice

b. (1) [ ] Complaint           (2) [ ] Petition
   (3) [ ] Cross-complaint filed by (name):                           on (date):
   (4) [ ] Cross-complaint filed by (name):                           on (date):
   (5) [X] Entire action of all parties and all causes of action
   (6) [ ] Other (specify):*

Date: December __, 2004                                                   ENTERPRISE COUNSEL GROUP, ALC

DAVID A. ROBINSON                                                         ->
-------------------------------------------------------------------       -------------------------------------------------------
                                                                                             (SIGNATURE)
(TYPE OR PRINT NAME OF [X] ATTORNEY  [ ] PARTY WITHOUT ATTORNEY)          Attorney or party without attorney for: Joseph P. Saline

* If dismissal requested is of specified parties only, of specified       [X] Plaintiff/Petitioner  [ ] Defendant/Respondent
  causes of action only, or of specified cross-complaints only, so
  state and identify the parties, causes of action, or cross-             [ ] Cross-complainant
  complaints to be dismissed.
=================================================================================================================================
2. TO THE CLERK: Consent to the above dismissal is hereby given.**

Date:


                                                                          ->
-------------------------------------------------------------------       -------------------------------------------------------
(TYPE OR PRINT NAME OF [ ] ATTORNEY  [ ] PARTY WITHOUT ATTORNEY)                               (SIGNATURE)

                                                                          Attorney or party without attorney for:
** If a cross-complaint - or Response (Family Law) seeking
   affirmative relief - is on file, the attorney for cross-
   complainant (respondent) must sign this consent if required by         [ ] Plaintiff/Petitioner  [ ] Defendant/Respondent
   Code of Civil Procedure section 581(i) or (j).                         [ ] Cross-complainant
=================================================================================================================================

(To be completed by clerk)
3. [ ] Dismissal entered as requested on (date):
4. [ ] Dismissal entered on (date):                           as to only (name):
5. [ ] Dismissal NOT ENTERED as requested for the following reasons (specify):

6. [ ] a. Attorney or party without attorney notified on (date):
       b. Attorney or party without attorney not notified. Filing party failed to provide
          [ ] a copy to conform      [ ] means to return conformed copy

Date:                              Clerk, by                            , Deputy
                                             ---------------------------

--------------------------------------------------------------------------------
Form Adopted by the    REQUEST FOR DISMISSAL  [Legal    Code of Civil Procedure,
Judicial Council of                          Solutions       Section 581 et seq.
 California 982(a)(5)                        Plus Logo]     Cal. Rules of Court,
[Rev. January 1, 1997]                                           rules 383, 1233
  Mandatory Form

CASE NO. G031829

OC Superior Court Case No. 01CC10657

                     COURT OF APPEAL - STATE OF CALIFORNIA

                           FOURTH APPELLATE DISTRICT

                                 DIVISION THREE


                               JOSEPH P. SALINE,

                            Plaintiff and Appellant,

                                       v.

                        COMMONWEALTH ENERGY CORPORATION,

                           Defendant and Respondent,

                                      and

                   IAN CARTER, ROBERT PERKINS and BRAD GATES,

                          Intervenors and Respondents.

-------------------------------------------------------------------------------

                  Appeal from Superior Court, County of Orange
                        The Honorable William M. Monroe
-------------------------------------------------------------------------------
                      STIPULATION FOR DISMISSAL OF APPEAL
-------------------------------------------------------------------------------


                                        PETER M. STONE, ESQ., Bar No. 157994
                                        PAUL HASTINGS JANOFSKY & WALKER, LLP
                                        695 Town Center Drive
                                        Seventeenth Floor
                                        Costa Mesa, CA 92626-1924
                                        Telephone: (714) 668-6200
                                        Facsimile: (714) 979-1921

                                        Attorneys for Defendant and Respondent
                                        COMMONWEALTH ENERGY CORPORATION

     The parties hereto, by and through their respective counsel, hereby stipulate as follows:

     1. Pursuant to Rule 20(c) of the California Rules of Court, the parties hereby stipulate that the above-referenced Appeal shall be and hereby is voluntarily dismissed. The parties request that the Court immediately issue its Remittitur.

     2.   All parties shall bear their own fees and costs on Appeal.

DATED:   December __, 2004              PAUL HASTINGS JANOFSKY & WALKER, LLP



                                        BY:
                                            ------------------------------------
                                            PETER M. STONE
                                            Attorneys for Defendant and
                                            Respondent
                                            COMMONWEALTH ENERGY
                                            CORPORATION and Intervenors and
                                            Respondents IAN CARTER, ROBERT
                                            PERKINS and BRAD GATES


DATED:   December __, 2004              ENTERPRISE COUNSEL GROUP, ALC



                                        BY:
                                            ------------------------------------
                                            DAVID A. ROBINSON
                                            Attorneys for Plaintiff and
                                            Appellant
                                            JOSEPH P. SALINE

CASE NO. G033699

OC Superior Court Case No. 01CC10657


                     COURT OF APPEAL - STATE OF CALIFORNIA

                           FOURTH APPELLATE DISTRICT

                                 DIVISION THREE


                               JOSEPH P. SALINE,

                            Plaintiff and Appellant,

                                       v.

                  COMMONWEALTH ENERGY CORPORATION, IAN CARTER,
                         ROBERT PERKINS and BRAD GATES,

                          Defendants and Respondents.

________________________________________________________________________________

                Appeal from the Superior Court, County of Orange
                        The Honorable William M. Monroe

________________________________________________________________________________

                      STIPULATION FOR DISMISSAL OF APPEAL

________________________________________________________________________________

                                            PETER M. STONE, ESQ., Bar No. 157994
                                            PAUL HASTINGS JANOFSKY & WALKER, LLP
                                            695 Town Center Drive
                                            Seventeenth Floor
                                            Costa Mesa, CA 92626-1924
                                            Telephone: (714) 668-6200
                                            Facsimile: (714) 979-1921

                                            Attorneys for Defendants and
                                            Respondents
                                            COMMONWEALTH ENERGY CORPORATION and
                                            IAN B. CARTER

     The parties hereto, by and through their respective counsel, hereby stipulate as follows:

     1. Pursuant to Rule 20(c) of the California Rules of Court, the parties hereby stipulate that the above-referenced Appeal shall be and hereby is voluntarily dismissed. The parties request that the Court immediately issue its Remittitur.

     2.   All parties shall bear their own fees and costs on Appeal.

DATED:    December __, 2004        PAUL HASTINGS JANOFSKY & WALKER, LLP




                             BY:
                                  -------------------------------------
                                       PETER M. STONE
                                       Attorneys for Defendants and Respondents
                                       COMMONWEALTH ENERGY
                                       CORPORATION, IAN CARTER, ROBERT
                                       PERKINS and BRAD GATES

DATED:  December __, 2004    ENTERPRISE COUNSEL GROUP, ALC


                             BY:
                                  -------------------------------------
                                       DAVID A. ROBINSON
                                       Attorneys for Plaintiff and Appellant
                                       JOSEPH P. SALINE

                                 EXHIBIT "3" TO

                 SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

-------------------------------------------------------------------------------------------------------------------------------
ATTORNEY OR PARTY WITHOUT ATTORNEY (Name and Address):                           TELEPHONE NO.          FOR COURT USE ONLY

DAVID A. ROBINSON, Bar No. 107613                                               (949) 833-8550
ENTERPRISE COUNSEL GROUP, ALC
5 Park Plaza
Suite 450
Irvine, CA 92614

ATTORNEY FOR (Name):   Plaintiff
----------------------------------------------------------------------------
Insert name of court and name of judicial district and branch court, if any:

SUPERIOR COURT OF THE STATE OF CALIFORNIA
COUNTY OF ORANGE, CENTRAL JUSTICE CENTER
----------------------------------------------------------------------------
PLAINTIFF/PETITIONER: Joseph P. Saline, etc.

DEFENDANT/RESPONDENT: Commonwealth Energy Corporation, etc.,

AND RELATED CONSOLIDATED ACTION
-------------------------------------------------------------------------------------------------------------------------------
                           REQUEST FOR DISMISSAL                                                        CASE NUMBER:

[ ] PERSONAL INJURY, PROPERTY DAMAGE, OR WRONGFUL DEATH                                                  01CC10657 c/w 01CC13887
    [ ] MOTOR VEHICLE          [ ] OTHER
[ ] FAMILY LAW
[ ] EMINENT DOMAIN
[X] OTHER (SPECIFY): Petition to Enforce Corporate Code Section 1602
-------------------------------------------------------------------------------------------------------------------------------

-- A CONFORMED COPY WILL NOT BE RETURNED BY THE CLERK UNLESS A METHOD OF RETURN IS PROVIDED WITH THE DOCUMENT. --

1. TO THE CLERK: Please DISMISS this action as follows:

a. (1) [X] With prejudice      (2) [ ] Without prejudice

b. (2) [ ] Complaint           (2) [ ] Petition
   (3) [ ] Cross-complaint filed by (name):                           on (date):
   (4) [ ] Cross-complaint filed by (name):                           on (date):
   (5) [X] Entire action of all parties and all causes of action
   (6) [ ] Other (specify):*

Date: December __, 2004                                                   ENTERPRISE COUNSEL GROUP, ALC

DAVID A. ROBINSON                                                         ->
-------------------------------------------------------------------       -------------------------------------------------------
                                                                                             (SIGNATURE)
(TYPE OR PRINT NAME OF [X] ATTORNEY  [ ] PARTY WITHOUT ATTORNEY)          Attorney or party without attorney for: Joseph P. Saline

* If dismissal requested is of specified parties only, of specified       [X] Plaintiff/Petitioner  [ ] Defendant/Respondent
  causes of action only, or of specified cross-complaints only, so
  state and identify the parties, causes of action, or cross-             [ ] Cross-complainant     X Cross-Respondent and Cross-
  complaints to be dismissed.                                                                         Defendant
=================================================================================================================================
2. TO THE CLERK: Consent to the above dismissal is hereby given.**

Date:                                                                     See attached for signature of counsel for
                                                                          Respondent, Cross-Petitioners, Defendant and
                                                                          Cross-Complainants
                                                                          ->
-------------------------------------------------------------------       -------------------------------------------------------
(TYPE OR PRINT NAME OF [ ] ATTORNEY  [ ] PARTY WITHOUT ATTORNEY)                               (SIGNATURE)

                                                                          Attorney or party without attorney for:
** If a cross-complaint - or Response (Family Law) seeking
   affirmative relief - is on file, the attorney for cross-
   complainant (respondent) must sign this consent if required by         [ ] Plaintiff/Petitioner  [ ] Defendant/Respondent
   Code of Civil Procedure section 581(i) or (j).                         [ ] Cross-complainant
=================================================================================================================================

(To be completed by clerk)
3. [ ] Dismissal entered as requested on (date):
4. [ ] Dismissal entered on (date):                           as to only (name):
5. [ ] Dismissal NOT ENTERED as requested for the following reasons (specify):

6. [ ] a. Attorney or party without attorney notified on (date):
       b. Attorney or party without attorney not notified. Filing party failed to provide
          [ ] a copy to conform      [ ] means to return conformed copy

Date:                              Clerk, by                            , Deputy
                                             ---------------------------

--------------------------------------------------------------------------------
Form Adopted by the    REQUEST FOR DISMISSAL   Legal    Code of Civil Procedure,
Judicial Council of                          Solutions       Section 581 et seq.
 California 982(a)(5)                          Plus         Cal. Rules of Court,
[Rev. January 1, 1997]                                           rules 383, 1233
  Mandatory Form

                             Joseph P. Saline, etc.
                                       v.
                     Commonwealth Energy Corporation, etc.,
                            and Consolidated Action

                            OCSC Case No. 01CC10657
                          consolidated with 01CC13887

================================================================================

                      ATTACHMENT TO REQUEST FOR DISMISSAL

2.  TO THE CLERK: Consent to the above dismissal is hereby given.

Date: December __, 2004                 RUS, MILIBAND & SMITH,
                                        A Professional Corporation



                                        BY:
                                           -----------------------------
                                             RONALD RUS
                                             Attorneys for Respondent,
                                             Cross-Petitioner, Defendant
                                             and Cross-Complainant
                                             COMMONWEALTH ENERGY
                                             CORPORATION

                                        In Association With:

Date: December __, 2004                 PAUL, HASTINGS, JANOFSKY & WALKER


                                        BY:
                                           ------------------------------
                                             PETER STONE
                                             Attorneys for Respondent,
                                             Cross-Petitioners, Defendant and
                                             Cross-Complainant
                                             COMMONWEALTH ENERGY
                                             CORPORATION, IAN CARTER, BRAD
                                             GATES and ROBERT PERKINS






732/213768v1 tl 12/14/04 1 (2465-0008)

-------------------------------------------------------------------------------------------------------------------------------
ATTORNEY OR PARTY WITHOUT ATTORNEY (Name and Address):                           TELEPHONE NO.          FOR COURT USE ONLY

DAVID A. ROBINSON, Bar No. 107613                                               (949) 833-8550
ENTERPRISE COUNSEL GROUP, ALC
5 Park Plaza
Suite 450
Irvine, CA 92614

ATTORNEY FOR (Name):   Plaintiff
----------------------------------------------------------------------------
Insert name of court and name of judicial district and branch court, if any:

SUPERIOR COURT OF THE STATE OF CALIFORNIA
COUNTY OF ORANGE, CENTRAL JUSTICE CENTER
----------------------------------------------------------------------------
PLAINTIFF/PETITIONER: Joseph P. Saline, etc.

DEFENDANT/RESPONDENT: Ian Carter, etc., et al.

AND RELATED CONSOLIDATED ACTION
-------------------------------------------------------------------------------------------------------------------------------
                           REQUEST FOR DISMISSAL                                                        CASE NUMBER:

[ ] PERSONAL INJURY, PROPERTY DAMAGE, OR WRONGFUL DEATH                                                  01CC13887 c/w 01CC10657
    [ ] MOTOR VEHICLE          [ ] OTHER
[ ] FAMILY LAW
[ ] EMINENT DOMAIN
[X] OTHER (SPECIFY): Breach of Contract, et al.
-------------------------------------------------------------------------------------------------------------------------------

-- A CONFORMED COPY WILL NOT BE RETURNED BY THE CLERK UNLESS A METHOD OF RETURN IS PROVIDED WITH THE DOCUMENT. --

1. TO THE CLERK: Please DISMISS this action as follows:

a. (1) [X] With prejudice      (2) [ ] Without prejudice

b. (1) [ ] Complaint           (2) [ ] Petition
   (3) [ ] Cross-complaint filed by (name):                           on (date):
   (4) [ ] Cross-complaint filed by (name):                           on (date):
   (5) [X] Entire action of all parties and all causes of action
   (6) [ ] Other (specify):*

Date: December __, 2004                                                   ENTERPRISE COUNSEL GROUP, ALC

DAVID A. ROBINSON                                                         ->
-------------------------------------------------------------------       -------------------------------------------------------
                                                                                             (SIGNATURE)
(TYPE OR PRINT NAME OF [X] ATTORNEY  [ ] PARTY WITHOUT ATTORNEY)          Attorney or party without attorney for: Joseph P. Saline

* If dismissal requested is of specified parties only, of specified       [X] Plaintiff/Petitioner  [ ] Defendant/Respondent
  causes of action only, or of specified cross-complaints only, so
  state and identify the parties, causes of action, or cross-             [ ] Cross-complainant     X Cross-Respondent and Cross-
  complaints to be dismissed.                                                                         Defendant
=================================================================================================================================
2. TO THE CLERK: Consent to the above dismissal is hereby given.**

Date:                                                                     See attached for signature of counsel for
                                                                          Respondent, Cross-Petitioners, Defendants and
                                                                          Cross-Complainants
                                                                          ->
-------------------------------------------------------------------       -------------------------------------------------------
(TYPE OR PRINT NAME OF [ ] ATTORNEY  [ ] PARTY WITHOUT ATTORNEY)                               (SIGNATURE)

                                                                          Attorney or party without attorney for:
** If a cross-complaint - or Response (Family Law) seeking
   affirmative relief - is on file, the attorney for cross-
   complainant (respondent) must sign this consent if required by         [ ] Plaintiff/Petitioner  [X] Defendant/Respondent
   Code of Civil Procedure section 581(i) or (j).                         [X] Cross-complainant
=================================================================================================================================

(To be completed by clerk)
3. [ ] Dismissal entered as requested on (date):
4. [ ] Dismissal entered on (date):                           as to only (name):
5. [ ] Dismissal NOT ENTERED as requested for the following reasons (specify):

6. [ ] a. Attorney or party without attorney notified on (date):
       b. Attorney or party without attorney not notified. Filing party failed to provide
          [ ] a copy to conform      [ ] means to return conformed copy

Date:                              Clerk, by                            , Deputy
                                             ---------------------------

--------------------------------------------------------------------------------
Form Adopted by the    REQUEST FOR DISMISSAL  [Legal    Code of Civil Procedure,
Judicial Council of                          Solutions       Section 581 et seq.
 California 982(a)(5)                          Plus         Cal. Rules of Court,
[Rev. January 1, 1997]                         Logo]             rules 383, 1233
  Mandatory Form

                             Joseph P. Saline, etc.
                                       v.
                           Ian Carter, etc., et al.,
                            and Consolidated Action

                            OCSC Case No. 01CC13887
                          consolidated with 01CC10657

================================================================================

                      ATTACHMENT TO REQUEST FOR DISMISSAL

2.  TO THE CLERK: Consent to the above dismissal is hereby given.

Date: December __, 2004                 RUS, MILIBAND & SMITH,
                                        A Professional Corporation

                                        In Association With:
                                        PAUL HASTINGS JANOFSKY & WALKER




                                        BY:
                                           -----------------------------
                                             RONALD RUS
                                             Attorneys for Respondent,
                                             Cross-Petitioner, Defendant
                                             and Cross-Complainant
                                             COMMONWEALTH ENERGY
                                             CORPORATION





732/213769v1 tl 12/14/04 2 (2465-0008)

-------------------------------------------------------------------------------------------------------------------------------
ATTORNEY OR PARTY WITHOUT ATTORNEY (Name and Address):                           TELEPHONE NO.:         FOR COURT USE ONLY

PETER M. STONE, Bar No. 157994                                                   (714) 668-6200
PAUL HASTINGS JANOFSKY & WALKER LLP
695 Town Center Drive
Seventeenth Floor
Costa Mesa, CA 92626-1924

ATTORNEY FOR (Name):   Commonwealth Energy Corporation
----------------------------------------------------------------------------
Insert name of court and name of judicial district and branch court, if any:

SUPERIOR COURT OF THE STATE OF CALIFORNIA
COUNTY OF ORANGE, CENTRAL JUSTICE CENTER
----------------------------------------------------------------------------
PLAINTIFF/PETITIONER: COMMONWEALTH ENERGY CORPORATION

DEFENDANT/RESPONDENT: JOSEPH OGUNDIJI, etc.

-------------------------------------------------------------------------------------------------------------------------------
                           REQUEST FOR DISMISSAL                                                        CASE NUMBER:

[ ] PERSONAL INJURY, PROPERTY DAMAGE, OR WRONGFUL DEATH                                                  03CC03409
    [ ] MOTOR VEHICLE          [ ] OTHER
[ ] FAMILY LAW
[ ] EMINENT DOMAIN
[X] OTHER (SPECIFY): Declaratory Relief
-------------------------------------------------------------------------------------------------------------------------------

-- A CONFORMED COPY WILL NOT BE RETURNED BY THE CLERK UNLESS A METHOD OF RETURN IS PROVIDED WITH THE DOCUMENT. --

1. TO THE CLERK: Please DISMISS this action as follows:

a. (1) [X] With prejudice      (2) [ ] Without prejudice

b. (1) [ ] Complaint           (2) [ ] Petition
   (3) [ ] Cross-complaint filed by (name):                           on (date):
   (4) [ ] Cross-complaint filed by (name):                           on (date):
   (5) [X] Entire action of all parties and all causes of action
   (6) [ ] Other (specify):*

Date: December __, 2004                                                   PAUL HASTINGS JANOFSKY & WALKER LLP

PETER M. STONE                                                            ->
-------------------------------------------------------------------       -------------------------------------------------------
                                                                                             (SIGNATURE)
(TYPE OR PRINT NAME OF [X] ATTORNEY  [ ] PARTY WITHOUT ATTORNEY)          Attorney or party without attorney for: Commonwealth
                                                                          Energy Corporation
* If dismissal requested is of specified parties only, of specified       [X] Plaintiff/Petitioner
  causes of action only, or of specified cross-complaints only, so
  state and identify the parties, causes of action, or cross-             [ ] Cross-complainant     [X] Cross-Defendant/
  complaints to be dismissed.                                                                           Respondent
=================================================================================================================================
2. TO THE CLERK: Consent to the above dismissal is hereby given.**

Date: December __, 2004                                                   ENTERPRISE COUNSEL GROUP ALC

DAVID A. ROBINSON                                                         ->
-------------------------------------------------------------------       -------------------------------------------------------
(TYPE OR PRINT NAME OF [X] ATTORNEY  [ ] PARTY WITHOUT ATTORNEY)                               (SIGNATURE)

                                                                          Attorney or party without attorney for: Joseph Ogundiji
** If a cross-complaint - or Response (Family Law) seeking
   affirmative relief - is on file, the attorney for cross-
   complainant (respondent) must sign this consent if required by         [ ] Plaintiff/Petitioner  [X] Defendant/Respondent
   Code of Civil Procedure section 581(i) or (j).                         [X] Cross-complainant
=================================================================================================================================

(To be completed by clerk)
3. [ ] Dismissal entered as requested on (date):
4. [ ] Dismissal entered on (date):                           as to only (name):
5. [ ] Dismissal NOT ENTERED as requested for the following reasons (specify):

6. [ ] a. Attorney or party without attorney notified on (date):
       b. Attorney or party without attorney not notified. Filing party failed to provide
          [ ] a copy to conform      [ ] means to return conformed copy

Date:                              Clerk, by                            , Deputy
                                             ---------------------------

--------------------------------------------------------------------------------
Form Adopted by the    REQUEST FOR DISMISSAL  [Legal    Code of Civil Procedure,
Judicial Council of                          Solutions       Section 581 et seq.
 California 982(a)(5)                          Plus         Cal. Rules of Court,
[Rev. January 1, 1997]                         Logo]             rules 383, 1233
  Mandatory Form

CASE NO. G033177

OC Superior Court Case No. 01CC13887

                     COURT OF APPEAL - STATE OF CALIFORNIA

                           FOURTH APPELLATE DISTRICT

                                 DIVISION THREE



                               JOSEPH P. SALINE,

                           Plaintiff and Respondents,

                                       v.

                        COMMONWEALTH ENERGY CORPORATION
                                and IAN CARTER,

                           Defendants and Appellants.

--------------------------------------------------------------------------------

                  Appeal from Superior Court of Orange County
                         The Honorable James M. Brooks

--------------------------------------------------------------------------------

                      STIPULATION FOR DISMISSAL OF APPEAL

--------------------------------------------------------------------------------

                                        PETER M. STONE, ESQ., Bar No. 1574994
                                        PAUL HASTINGS JANOFSKY & WALKER, LLP
                                        695 Town Center Drive
                                        Seventeenth Floor
                                        Costa Mesa, CA 92626-1924
                                        Telephone:     (714) 668-6200
                                        Facsimile:     (714) 979-1921

                                        Attorneys for Defendants and Appellants
                                        COMMONWEALTH ENERGY CORPORATION
                                        and IAN B. CARTER

     The parties hereto, by and through their respective counsel, hereby stipulate as follows:

     1. Pursuant to Rule 20(c) of the California Rules of Court, the parties hereby stipulate that the above-referenced Appeal shall be and hereby is voluntarily dismissed. The parties request that the Court immediately issue its Remittitur.

     2.   All parties shall bear their own fees and costs on Appeal.

DATED:    December __, 2004             PAUL HASTINGS JANOFSKY & WALKER, LLP



                                        BY:
                                           -------------------------------------
                                              PETER M. STONE
                                              Attorneys for Defendants and
                                              Appellants
                                              COMMONWEALTH ENERGY
                                              CORPORATION and IAN B. CARTER


DATED:    December __, 2004             ENTERPRISE COUNSEL GROUP, ALC



                                        BY:
                                           ------------------------------------
                                              DAVID A. ROBINSON
                                              Attorneys for Plaintiff and
                                              Respondent
                                              JOSEPH P. SALINE

                                 EXHIBIT "4" TO

                 SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

-------------------------------------------------------------------------------------------------------------------------------
ATTORNEY OR PARTY WITHOUT ATTORNEY (Name and Address):                           TELEPHONE NO:          FOR COURT USE ONLY

DAVID A. ROBINSON, Bar # 107613                                                  (949) 833-8550
ENTERPRISE COUNSEL GROUP, ALC
5 Park Plaza
Suite 450
Irvine, CA 92614

ATTORNEY FOR (Name):   Plaintiff
----------------------------------------------------------------------------
Insert name of court and name of judicial district and branch court, if any:

SUPERIOR COURT OF THE STATE OF CALIFORNIA
COUNTY OF ORANGE, CENTRAL JUSTICE CENTER
----------------------------------------------------------------------------
PLAINTIFF/PETITIONER: Joseph P. Saline, etc.

DEFENDANT/RESPONDENT: Commonwealth Energy Corporation, etc.,

AND RELATED CONSOLIDATED ACTION
-------------------------------------------------------------------------------------------------------------------------------
                           REQUEST FOR DISMISSAL                                                        CASE NUMBER:

[ ] PERSONAL INJURY, PROPERTY DAMAGE, OR WRONGFUL DEATH                                                 01CC10657 c/w 01CC13887
    [ ] MOTOR VEHICLE          [ ] OTHER
[ ] FAMILY LAW
[ ] EMINENT DOMAIN
[X] OTHER (SPECIFY): Petition to Enforce Corporate Code Section 1602
-------------------------------------------------------------------------------------------------------------------------------

-- A CONFORMED COPY WILL NOT BE RETURNED BY THE CLERK UNLESS A METHOD OF RETURN IS PROVIDED WITH THE DOCUMENT. --

1. TO THE CLERK: Please DISMISS this action as follows:

a. (1) [X] With prejudice      (2) [ ] Without prejudice

b. (1) [ ] Complaint           (2) [ ] Petition
   (3) [ ] Cross-complaint filed by (name):                           on (date):
   (4) [ ] Cross-complaint filed by (name):                           on (date):
   (5) [X] Entire action of all parties and all causes of action
   (6) [ ] Other (specify):*

Date: December __, 2004                                                   ENTERPRISE COUNSEL GROUP, ALC

DAVID A. ROBINSON                                                         ->
-------------------------------------------------------------------       -------------------------------------------------------
                                                                                             (SIGNATURE)
(TYPE OR PRINT NAME OF [X] ATTORNEY  [ ] PARTY WITHOUT ATTORNEY)          Attorney or party without attorney for: JOSEPH P. SALINE

* If dismissal requested is of specified parties only, of specified       [X] Plaintiff/Petitioner  [ ] Defendant/Respondent
  causes of action only, or of specified cross-complaints only, so
  state and identify the parties, causes of action, or cross-             [ ] Cross-complainant     X Cross-Respondent and Cross-
  complaints to be dismissed.                                                                         Defendant
=================================================================================================================================
2. TO THE CLERK: Consent to the above dismissal is hereby given.**

Date:                                                                     See attached for signature of counsel for
                                                                          Respondent, Cross-Petitioners, Defendant and
                                                                          Cross-Complainants
                                                                          ->
-------------------------------------------------------------------       -------------------------------------------------------
(TYPE OR PRINT NAME OF [ ] ATTORNEY  [ ] PARTY WITHOUT ATTORNEY)                               (SIGNATURE)

                                                                          Attorney or party without attorney for:
** If a cross-complaint - or Response (Family Law) seeking
   affirmative relief - is on file, the attorney for cross-
   complainant (respondent) must sign this consent if required by         [ ] Plaintiff/Petitioner  [ ] Defendant/Respondent
   Code of Civil Procedure section 581(i) or (j).                         [ ] Cross-complainant
=================================================================================================================================

(To be completed by clerk)
3. [ ] Dismissal entered as requested on (date):
4. [ ] Dismissal entered on (date):                           as to only (name):
5. [ ] Dismissal NOT ENTERED as requested for the following reasons (specify):

6. [ ] a. Attorney or party without attorney notified on (date):
       b. Attorney or party without attorney not notified. Filing party failed to provide
          [ ] a copy to conform      [ ] means to return conformed copy

Date:                              Clerk, by                            , Deputy
                                             ---------------------------

--------------------------------------------------------------------------------
Form Adopted by the    REQUEST FOR DISMISSAL   [Legal   Code of Civil Procedure,
Judicial Council of                          Solutions       Section 581 et seq.
 California 982(a)(5)                        Plus LOGO]     Cal. Rules of Court,
[Rev. January 1, 1997]                                           rules 383, 1233
  Mandatory Form

                             Joseph P. Saline, etc.
                                       v.
                     Commonwealth Energy Corporation, etc.,
                            and Consolidated Action

                            OCSC Case No. 01CC10657
                          consolidated with 01CC13887

================================================================================

                      ATTACHMENT TO REQUEST FOR DISMISSAL

2.   TO THE CLERK: Consent to the above dismissal is hereby given.

Date: December __, 2004                 RUS, MILIBAND & SMITH,
                                        A Professional Corporation



                                        BY:
                                            ------------------------------------
                                             RONALD RUS
                                             Attorneys for Respondent, Cross-
                                             Petitioner, Defendant and Cross-
                                             Complainant
                                             COMMONWEALTH ENERGY CORPORATION

                                        In Association With:

Date: December __, 2004                 PAUL, HASTINGS, JANOFSKY & WALKER



                                        BY:
                                            ------------------------------------
                                             PETER STONE
                                             Attorneys for Respondent, Cross-
                                             Petitioners, Defendant and Cross-
                                             Complainant
                                             COMMONWEALTH ENERGY CORPORATION,
                                             IAN CARTER, BRAD GATES and ROBERT
                                             PERKINS

CASE NO. G033177

OC Superior Court Case No. 01CC13887


                     COURT OF APPEAL - STATE OF CALIFORNIA

                           FOURTH APPELLATE DISTRICT

                                 DIVISION THREE


                               JOSEPH P. SALINE,

                           Plaintiff and Respondents,

                                       v.

                        COMMONWEALTH ENERGY CORPORATION
                                and IAN CARTER,

                           Defendants and Appellants.

--------------------------------------------------------------------------------

                  Appeal from Superior Court of Orange County
                         The Honorable James M. Brooks

--------------------------------------------------------------------------------

                      STIPULATION FOR DISMISSAL OF APPEAL

--------------------------------------------------------------------------------

                                        PETER M. STONE, ESQ., Bar No. 1574994
                                        PAUL HASTINGS JANOFSKY & WALKER, LLP
                                        695 Town Center Drive
                                        Seventeenth Floor
                                        Costa Mesa, CA 92626-1924
                                        Telephone:  (714) 668-6200
                                        Facsimile:  (714) 979-1921

                                        Attorneys for Defendants and Appellants
                                        COMMONWEALTH ENERGY CORPORATION
                                        and IAN B. CARTER

     The parties hereto, by and through their respective counsel, hereby stipulate as follows:

     1. Pursuant to Rule 20(c) of the California Rules of Court, the parties hereby stipulate that the above-referenced Appeal shall be and hereby is voluntarily dismissed. The parties request that the Court immediately issue its Remittitur.

     2.   All parties shall bear their own fees and costs on Appeal.

DATED:    December __, 2004        PAUL HASTINGS JANOFSKY & WALKER, LLP




                             BY:
                                  -------------------------------------
                                       PETER M. STONE
                                       Attorneys for Defendants and Appellants
                                       COMMONWEALTH ENERGY
                                       CORPORATION and IAN B. CARTER


DATED:  December __, 2004    ENTERPRISE COUNSEL GROUP, ALC


                             BY:
                                  -------------------------------------
                                       DAVID A. ROBINSON
                                       Attorneys for Plaintiff and Respondent
                                       JOSEPH P. SALINE

                                 EXHIBIT "5" TO

                 SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

FOR IMMEDIATE RELEASE

        COMMERCE ENERGY GROUP REACHES SETTLEMENT WITH SALINE AND OGUNDIJI

COSTA MESA, CA, December __, 2004 -- Commerce Energy Group, Inc. (AMEX: EGR) a leading U.S. electricity service provider, announced today that it had entered into a full and comprehensive Settlement Agreement and Mutual General Release with stockholder and former director of Commonwealth Energy Corporation, Joseph
P. Saline, and stockholder Joseph Ogundiji. The Settlement Agreement effectively ends all the various legal actions between the parties that began in 2001 without requiring either party to admit fault and with both parties acknowledging that the resulting settlement is in the best interest of the Company's stockholders. The Settlement Agreement acknowledges and validates Mr. Saline's shares in common stock in the Company and provides for a $1.2 million settlement payment to Mr. Saline. The Settlement Agreement also provides Mr. Ogundiji with a payment of $222,400 in settlement of all his claims and for canceling all of his shares of common stock. In addition, Mr. Saline and Mr. Ogundiji agreed that for the next two years they would submit any future disputes to mediation before commencing litigation or before they take any steps to contact the Company's stockholders for any reason related to bringing a proxy contest.

"We are pleased to have reached settlement with Mr. Saline and Mr. Ogundiji and to put an end to the ongoing disputes. This allows the company to better allocate resources, significantly reduce ongoing legal expenditures, and focus on growing our business for the benefit of all our stockholders", said Commerce President, Peter Weigand.

About Commerce Energy Group, Inc

Commerce Energy Group, Inc. is a provider of energy products and services to homeowners, commercial and industrial consumers, utilities, governments and energy asset owners. Operating since 1998 as Commonwealth Energy Corporation, Commerce Energy Group now operates through its subsidiaries including Commonwealth Energy Corporation, which holds FERC and state licenses for retail and wholesale energy commodities and is a retail electricity provider to homes and businesses in California, Michigan, Pennsylvania and New Jersey under the brand name "electricAmerica"; Skipping Stone, an energy consulting firm; and utiliHost, an outsourcing services and technology provider. For more information visit http://www.CommerceEnergy.com.

Contact:
Investor Relations
Verna Ray
vray@electric.com
Tel: 714-259-2500

FORWARD-LOOKING STATEMENTS: Certain statements contained within this press release including, without limitation, statements containing the words "believe," "anticipate," "expect," "estimate," "await," "continue," "intend," "plan" and similar expressions are forward-looking statements that involve risks and uncertainties. These forward-looking statements, are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed in, or implied by, such forward-looking statements. The risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements include, but are not limited to, the volatility of the energy market, competition, operating hazards, uninsured risks, changes in energy-related state legislation, failure of performance by suppliers and transmitters, uncertainties relating to the pending litigation, changes in general economic conditions, increased or unexpected competition, and other matters disclosed in Commerce Energy's filings with the Securities and Exchange Commission. Further, Commerce Energy undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                                       ###